UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2011

CHINA MODERN AGRICULTURAL INFORMATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-164488	27-2776002
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. A09, Wuzhou Sun Town Limin Avenue, Limin Development District Harbin, Heilongjiang, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 0451-84800733

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTES

On November 30, 2011, China Modern Agricultural Information, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, that pursuant to the terms of such certain Equity Transfer  Agreement, dated as of November 23, 2011, by and among (i) the Company, (ii) the Company’s variable interest entity Heilongjiang Zhongxian Information Co., Ltd. (“Zhongxian Information”), (iii) Shangzhi Yulong Co., Ltd., a PRC company (“Shangzhi Yulong”), and (iv) the shareholders of Shangzhi Yulong Co., Ltd., (each a “Shangzhi Yulong Shareholder”, collectively the “Shanghai Yulong Shareholders”), Zhongxian Information acquired 100% of the equity interest of Shangzhi Yulong (such transaction, the “Equity Transfer”).

As permitted under Item 9.01 of Form 8-K, the Company indicated in the Original Form 8-K that it would file the financial statements and the pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after November 30, 2011, the date on which the Original Form 8-K was required to be filed. This Amendment No. 1 amends the Original Form 8-K to include the required financial statements and pro forma financial information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

In connection with the Equity Transfer, the following financial statements of Shangzhi Yulong are attached hereto as Exhibits 99.1, and 99.2, respectively:

•
audited consolidated balance sheets of Shangzhi Yulong as of June 30, 2011 and 2010, and the related audited consolidated statements of income, changes in members’ equity and cash flows for each of the two years in the period ended June 30, 2011 and 2010;

•
condensed consolidated balance sheets of Shangzhi Yulong as of  September 30, 2011 (unaudited) and June 30, 2010, and the related unaudited condensed consolidated statements of income, changes in members’ equity and cash flows for the three months ended September 30, 2011 and 2010.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company is attached hereto as Exhibit 99.3:

•
unaudited pro forma condensed combined income statement for the year ended June 30, 2011 and the unaudited pro forma condensed combined balance sheet and income statement as of and for the three months ended September 30, 2011.

(d)	Exhibits

Exhibit Number	Description
99.1
Audited consolidated balance sheets of Shangzhi Yulong as of June 30, 2011 and 2010, and the related audited consolidated statements of income, changes in members’ equity and cash flows for each of the two years in the period ended June 30, 2011 and 2010;

99.2
Condensed consolidated balance sheets of Shangzhi Yulong as of  September 30, 2011 (unaudited) and June 30, 2010, and the related unaudited condensed consolidated statements of income, changes in members’ equity and cash flows for the three months ended September 30, 2011 and 2010;

99.3
Unaudited pro forma condensed combined income statement for the year ended June 30, 2011 and the unaudited pro forma condensed combined balance sheet and income statement as of and for the three months ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MODERN AGRICULTURAL INFORMATION, INC.

Date: February 3, 2011	By:	/s/ Wang Youliang
Wang Youliang
Chief Executive Officer